SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (I.R.S. Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On July 24, 2000, AmeriServe Food Distribution, Inc. announced the appointment of Thomas R. Cochill to its board of directors, effective July 15, 2000. Mr. Cochill is a founding partner of Ingenium, LLC, an advisory group specializing in transition management. Since October 1999, Mr. Cochill has served on a three-member executive committee with top management responsibilities for The Grand Union Company, an operator of supermarkets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.8 --  Press Release dated July 24, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        NEBCO EVANS HOLDING COMPANY


                                        By:        /S/ Kevin J. Rogan
                                                   ------------------
                                        Name:      Kevin J. Rogan
                                        Title:     Vice President
                                                   and Secretary

Date: July 24, 2000